ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

OPPORTUNITY PLUS

Supplement dated July 22, 2011 to the Contract Prospectus and Contract Prospectus
Summary, each dated April 29, 2011, as amended

The following information amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract Prospectus and Contract Prospectus Summary for future reference.

Important Information Regarding the ING Clarion Global Real Estate Portfolio

On July 1, 2011, ING Clarion Global Real Estate Securities LLC, subadviser to the ING Clarion Global Real Estate Portfolio, was renamed CBRE Clarion Securities LLC.

Accordingly, all references in your Contract Prospectus and Contract Prospectus Summary to ING Clarion Global Real Estate Securities LLC are replaced with CBRE Clarion Securities LLC.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.75962-11A	July 2011